                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 3, 2001


                           Merrill Lynch & Co., Inc.
                           -------------------------
            (Exact name of Registrant as specified in its charter)


   Delaware                  1-7182                              13-2740599
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(State or other           (Commission                        (I.R.S. Employer
jurisdiction of           File Number)                      Identification No.)
incorporation)


             4 World Financial Center, New York, New York   10080
             ----------------------------------------------------
            (Address of principal executive offices)    (Zip Code)


      Registrant's telephone number, including area code: (212) 449-1000
                                                          --------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events
-------  -------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-52822) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and The Chase Manhattan Bank (as so amended, the "Indenture"). The Company will issue $125,000,000 aggregate original public offering price of Strategic Return Notes Linked to the Select Ten Index due July, 31 2006 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------


                      EXHIBITS

         (4) Instruments defining the rights of security holders, including indentures.

                      Form of Merrill Lynch & Co., Inc.'s Strategic Return Notes Linked to the Select Ten Index due July 31, 2006.

         (5) & (23)   Opinion re: legality; consent of counsel.

                      Opinion of Sidley Austin Brown & Wood LLP relating to the Strategic Return Notes Linked to the Select Ten Index due July 31, 2006 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                        MERRILL LYNCH & CO., INC.
                                        -------------------------
                                              (Registrant)

                                        By:  /s/ John C. Stomber
                                           -----------------------
                                               John C. Stomber
                                            Senior Vice President
                                                     and
                                                  Treasurer

Date:  August 3, 2001

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549





                           MERRILL LYNCH & CO., INC.





                         EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED AUGUST 3, 2001





                                                   Commission File Number 1-7182
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                                 Exhibit Index

Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----

(4) Instruments defining the rights of security holders, including indentures.

                  Form of Merrill Lynch & Co., Inc.'s Strategic
                  Return Notes Linked to the Select Ten Index due
                  July 31, 2006.

(5) & (23)    Opinion re: legality; consent of counsel.

                  Opinion of Sidley Austin Brown & Wood LLP relating to the Strategic Return Notes Linked to the Select Ten Index due July 31, 2006 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                       2